                            SUPPLEMENT TO PROSPECTUS
                          FOR SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                                DATED MAY 1, 2001

                         (FOR USE IN MASSACHUSETTS ONLY)


     The following disclosure is added under "Lapse and Reinstatement - Lapse" and "Appendix B - Sample Illustrations of Policy Values, Cash Surrender Values and Death Benefits":

     A Policy will not lapse as long as the requirements of the Lapse Protection Benefit are satisfied. However, since the Lapse Protection Benefit allows a Policy to remain in effect with a zero Net Cash Surrender Value and does not require the payment of additional premiums, a policyowner utilizing this benefit may forego the advantage of building up a significant Policy Value under the Policy.


                          SUPPLEMENT DATED MAY 1, 2001


SPVL.SUPP05/2001(MA)